NATIONWIDE VARIABLE INSURANCE TRUST
NVIT American Funds Global Growth Fund

Supplement dated January 9, 2024
to the Summary Prospectus dated May 1, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section entitled “Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service
Patrice Collette	Partner – Capital World Investors, a division of Capital Research	Since 2015
Matt Hochstetler	Partner – Capital World Investors, a division of Capital Research	Since 2024
Roz Hongsaranagon	Partner – Capital World Investors, a division of Capital Research	Since 2018
Piyada Phanaphat	Partner – Capital World Investors, a division of Capital Research	Since 2022

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE